OTCQB: ACFN

High Margin, Recurring Revenue + Growth

in Remote Monitoring & Control of

Pipelines, Generators & Other Key Assets

LD Micro Invitational
June 6, 2018

www.acornenergy.com

Safe Harbor Statement


OMNIMETRIX

This presentation includes forward-looking statements, which are subject to risks and uncertainties. There is no assurance that the Company will be successful in growing its businesses; in reaching profitability; growing through acquisition; or in maximizing the value of OmniMetrix or any other of its assets. The Company has a history of operating losses and there is no assurance that it can attain and maintain profitability. This presentation includes projections regarding expected performance by OmniMetrix and the Company generally which are based on management's good faith estimates as to future performance and should not be taken as a guarantee of such performance. A complete discussion of the risks and uncertainties which may affect Acorn Energy and the businesses of its OmniMetrix subsidiary is included in "Item 1A. Risk Factors" in the Company's most recent Annual Report on Form 10-K as filed by the Company with the Securities and Exchange Commission.

Non-GAAP Financial Measures

This presentation includes both GAAP and Non-GAAAP financial and performance measures. The Company uses Cash Sales (or Cash Basis Sales) as a measure of current sales activity; it is calculated by adding the net increase in deferred revenue to the GAAP Revenues. The Company uses Net Cash as a measure of liquidity; it is calculated by subtracting Debt which is currently reflected in the GAAP measure Short-term credit, Due to DSIT and Due to Acorn directors from cash and cash equivalents. The Company uses Enterprise Value as a measure of the value of the Company's business; it is calculated as the total market capitalization of the Company (common stock trading price multiplied by the shares outstanding less Net Cash). The Company uses EBITDA as a measure of performance; it is calculated as Net Loss plus Interest, Taxes, Depreciation and Amortization.

The non-GAAP financial measure used herein should be evaluated in conjunction with, and are not a substitute for, the GAAP financial information included in the financial statements filed by the Company with the Securities and Exchange Commission.

Emerging from Two-Year Turnaround – this is Acorn's First Investor Conference Appearance

- Acorn Now Focused on Remote Monitoring & Control Business

OMNIMETRIX
GLOBAL MONITORING + CONTROL

- OmniMetrix combines high margin, recurring monitoring service revenue with monitoring hardware sales
- Focus on standby generators and pipelines
- Differentiated technology/service supports 20% organic growth
- Targeting 20% growth in cash sales to over $6M in 2018 & positive OmniMetrix operating cash-flow in 2018
- Acorn owns 80% of OmniMetrix, 20% is owned by an Acorn director

Acorn Snapshot

OTCQB	**ACFN**
Recent Price	$0.345
52-Week Range	$0.15 - $0.45
Market Cap	$10.2M
Enterprise Value	$8.4M
2018E Cash Basis Sales	>$6.0M (+20%)
EV / 2018E Cash Basis Sales	**~1.4x**
Shares Outstanding	29.5M
Insider Ownership	~3M shares or 10%

FY 2017 revenue was $4.4M while cash-basis sales were $5.1M with the difference reflected as an increase in deferred revenue.

OMNIMETRIX
GLOBAL MONITORING + CONTROL

Wireless, real-time remote monitoring and control of industrial equipment



Pipeline Corrosion Protection



Rectifier & Test Station Monitors

* Monitoring extends pipeline lifetime
* Instant alarm notification via email or text messaging
* Eliminates manual data collection
* Leverages cellular/satellite coverage

Standby Generator Monitoring Commercial / Residential



OmniView

* Eliminates manual inspection
* Prevents fail to start events
* Check generator status from any place at any time
* Secure, Web-based management

OMNIMETRIX GLOBAL MONITORING + CONTROL

Remote Monitoring Value-Add

- Cheaper, more effective than labor-intensive physical monitoring
- Improves maintenance results and reduces downtime
- Generator Monitoring Prevents 95% of "fail to start" events
  - ✓ **Battery - Voltage - Fuel - Coolant - Oil**

Pipeline Illustration



Optional Satellite
Pipeline with Hero™ Rectifier Monitor
Cellular (3G/4G or LTE)
OmniMetrix® Secure Cloud-Based Servers
OmniView® Access via SMS Text or Email

OMNIMETRIX
GLOBAL MONITORING + CONTROL

Customers / Markets Served

23 Fortune 500 companies across:

- oil & gas, utility, grocery, retail,
- aerospace & defense,
- industrial, healthcare,
- insurance, automotive,
- telecommunications, financial institutions,
- hospitality, chemicals

Other Clients:

- 100+ banks
- Transportation
- Real estate
- Federal, state, local government - US & Canada
  - Military
  - 20+ police departments
  - 15+ fire departments

Comerica

Canadian National Railways

U.S.ARMY

FEMA

OMNIMETRIX
GLOBAL MONITORING + CONTROL

Growth Drivers

Management projects ~20% organic cash sales growth in 2018

- **Clear ROI from lower costs and improved asset monitoring & control**
- **Growing appreciation of IoT benefits/investments**
- **Regulatory compliance and reporting:**
  - US EPA, Air Quality Management Districts, National Fire Protection Assoc. & Calif. EPA Air Resources Board
  - Reporting: Maintenance, Location, Fuel Status & Usage & Emissions
- **Delayed infrastructure investments increase monitoring need**
  - Approx. 2.5m miles of U.S. pipeline; ~50% is over 50 years old
  - Small % of these assets are being remotely monitored
- **Expanding awareness/customer base**
- **Pursuing synergistic M&A opportunities** to accelerate growth

OMNIMETRIX
GLOBAL MONITORING + CONTROL

Product Innovation

Introduced Next-Generation TrueGuard 2 Solution in 2017

- Residential monitoring hardware for backup generators
- Enhanced, lower cost design with smaller footprint
- Added features & data collection
- Provides significantly higher gross margin
- Initial benefit seen in Q1'18 - total hardware gross margins improved to 32% from 20% in Q1'17


OMNIMETRIX
GLOBAL MONITORING + CONTROL

OMNIMETRIX
GLOBAL MONITORING + CONTROL

Competitive Barriers

- **Strong Patent Portfolio:**
  - ✓ #8763107: Cross-connected, server-based, IP-connected, point-to-point connectivity
  - ✓ #8078861: Remote processor reprogramming
  - ✓ #6747368: Wireless control of power transfer switches for electrical load management
  - ✓ #6571093: Methods for providing extended wireless data transport services
  - ✓ #8224499: Remote annunciator
- **20+ Years of Industry Expertise:**
  - ✓ engineering, software development, trade secrets, etc.
- **Next-Generation Solutions:**
  - ✓ **Ongoing R&D** to enhance solutions, expand capabilities and target new markets
  - ✓ **Fiber Optic Pipeline Monitoring** - Secured right of first negotiation to serve as exclusive U.S. distributor for fiber optic pipeline monitoring technology. Utilizes algorithms to convert "listening" into high-value intelligence, such as "hearing" a leak or third party intervention
  - ✓ **Also seek complementary technologies or products via M&A**

Balance Sheet

March 31, 2018

Cash & Equivalents	**$2.4M**
Accounts Receivable	**$1.0M**
Total Current Assets	**$4.7M**
Total Assets	**$5.3M**
Current Deferred Revenue	**$2.8M**
Total Current Liabilities	**$4.8M**
Non-Current Deferred Revenue	**$0.8M**
Total Liabilities	**$5.7M**
Total Liabilities excluding Deferred Revenue	**$2.1M**
Off Balance Sheet:	
Federal Net Operating Loss Carryforwards	>$60M

Current and non-current deferred revenue represents hardware sales and monitoring services to be recorded as revenue over the next 12 months and 36 months, respectively. Up to December 31, 2017, hardware sales were amortized to revenue over a 24-month period.

Acorn Financial Turnaround

	March 2018	Dec. 2015	Improvement
Debt	$ 0.5M	$4.0M	$3.5M
Cash & Equivalents	$2.4M	$0.2M	$2.2M
Revenue (OmniMetrix) LTM	$4.5M	$3.0M	$1.4 M or +46%
EBITDA* LTM	($1.9M)	($8.6M)	$6.7M
Net Loss LTM	($2.3M)	($10.8M)	$8.6M

* EBITDA = Earnings before interest, taxes depreciation and amortization

ACORN

Corporate Cost Reductions

Acorn Management reduced overhead expense by $2.5 million or 70% over two years to $1.1M in 2017 from $3.6M in 2015.

	Annual Savings
Legal & Professional Fees	$1,260k
Non-cash stock comp	$560k
Reduced Salaries / Personnel	$226k
Auditing; Directors; & IR Fees	$222k
Reduced Travel & Other G&A	$176k
Office Consolidation	$74k
Total Overhead Reductions	**~$2,500k**

ACORN

Management and Board



Jan Loeb – Acorn CEO and Director: 30+ years experience in investment banking, money management and public company management. He is President and Managing Member of Leap Tide Capital Management since 2007 and was President of Leap Tide's predecessor, AmTrust Capital Management 2005 to 2007. Prior, he was a Portfolio Manager at Chesapeake Partners; Managing Director at Jefferies & Company, and Managing Director and Research Analyst at Wasserstein Perella. Jan is a Director of Keweenaw Land Association, Ltd. and a former Director of TAT Technologies and American Pacific Corporation.



Walter Czarnecki – OmniMetrix President & CEO: 15+ years experience in building high-growth technology and energy companies. Previously Director of Corporate Strategy at Ener1, Inc. and prior to that led the energy technology team for China Renaissance Group. Walter began his career as an investment banker at Lehman Brothers. He earned a bachelors degree at Bucknell University, an MBA in Finance from the Wharton School and was named to Wharton's 40 Under 40 list in 2015.



Christopher Clouser – Executive Chairman of the Board: Senior executive positions including: President of Burger King Brands, Preview Travel/Travelocity; Served on Boards of Piper Jaffray and Gibson Guitar/Baldwin Corporation



Edgar S. Woolard – Vice-Chairman of the Board: Former chairman of the Board of DuPont and director of the NYSE, Telex Communications, Citigroup, IBM and Apple. Also former Chairman of the Business Council



Mannie Jackson – Director: Currently Chairman of Boxcar Holdings, LLC and former Chairman Owner of the Harlem Globetrotters. Jackson has served on the Board of Directors of six Fortune 500 companies



Dr. Samuel M. Zentman – Director (since 2004): Former president and CEO of privately held textile firm, where he also served as vice president of finance and administration

Valuation Considerations

ACORN

For illustration purposes only; should NOT be relied upon for investment decisions.

OmniMetrix:

- Cash-basis sales are expected to be >$6m in 2018 and over $7m in 2019.
- In 2015 Lindsay bought Elecsys (a larger OmniMetrix comp) for $70m or 2.5x sales
- Today "IoT" multiples can range from 3-6x sales or more; a range of 2.5x - 4x implies an OmniMetrix valuation potential of $17.5m to $28m.
- Acorn owns 80% of OmniMetrix (not factoring $3.5m interco. debt due Acorn). **$14m-$22m**

Cash

- Acorn had cash of over $2m at March 31, 2018. **$2m**

NOL:

- Acorn has a $60m tax loss carryforward which could generate up to $12.6m in future tax savings at the current Federal rate of 21%. Discounting this by at least 25% for time value and risk would leave a maximum present value of ~$9m. **$0 - $9m**

Potential Value Range based on these estimates: **$16m - $33m**

Per Share Potential Value Range based on these estimates: **$0.53 - $1.10**

Representing a premium of more than 50% - 200% over Acorn's Current market cap of ~$10M or $0.345 per share

Investment Summary

- Growing, high margin recurring business with large market opportunity
- Approaching cash flow breakeven within a year
- ~$8M enterprise value or ~1.4x Cash Sales
- ~$2M in net cash
- Technology, Product & Service Differentiation
- Large Customer Base including 23 Fortune 500 companies
- Disciplined management with track record & ~10% Insider Ownership
- $60m NOL could generate up to $12.6m in future tax savings

IR Contacts:
Bill Jones – 267.987.2082
David Collins – 212.924.9800
acfn@catalyst-ir.com

Turnaround Recap

New Leadership - CEO Jan Loeb – Appointed Early 2016

- Address urgent balance sheet / cash flow challenges; pursue ACFN turnaround with goal of creating viable operating company with realistic prospects for growth and profitability.

Turnaround Initiatives

- Partnered DSIT sub. w/ major defense co., selling nearly half of stake for gross proceeds of $4.9M to provide working capital and repay debt
- Closed GridSense subsidiary to end cash drain; Liquidated assets for proceeds of $1M
  - GridSense accounted for over 40% of Acorn's operating loss in 2015 & 2014
- Initiated cost cuts / personnel changes, reducing overhead by $2.5M per year
- Secured $1.9M in director loan commitments in 2017 to provide bridge funding
- Sold remaining DSIT stake in Feb. 2018 for gross proceeds of $5.8M; paid expenses & debt, leaving $2M in cash for operations/growth
  - Acorn to receive $0.5M if DSIT secures fiber optic pipeline monitoring contract
  - Secured Right of first negotiation to become U.S. distributor of DSIT fiber optic tech

Growth & Value Creation Initiatives

- Focused on OmniMetrix business with high margin, recurring revenue model and organic growth potential of ~20% per year
  - Implemented product design and sales & marketing enhancements
- Pursuing tuck-in and "transformational" complementary M&A opportunities
- Seeking to leverage ~$60M in Tax Loss Carryforwards